FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PISFX	PBIOX	PCIOX	PMIOX	PRIOX	PIIYX

Putnam Retirement Income Fund Lifestyle 3*

Summary prospectus
6|16|11

*Prior to June 16, 2011, the fund was known as Putnam Income Strategies Fund.

A world of investing.™

Putnam INVESTMENTS

Putnam Retirement Income Fund Lifestyle 3

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 6/16/11, are incorporated by reference into this summary prospectus.

Goal

Putnam Retirement Income Fund Lifestyle 3 seeks current income consistent with what Putnam Investment Management, LLC (Putnam Management) believes to be prudent risk. Its secondary objective is capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares of Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 23 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

		Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	4.00%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%
Class M	3.25%	0.40%*
Class R	NONE	NONE
Class Y	NONE	NONE

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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)***

							Total
							annual fund
							operating
		Distribu-		Acquired	Total		expenses
		tion and		fund	annual		after
		service	Other	fees and	fund	Expense	expense
Share	Manage-	(12b-1)	expenses	expenses	operating	reimburse-	reimburse-
class	ment fees	fees	****	*****	expenses	ment	ment

Class A	0.48%	0.25%	0.99%	0.13%	1.85%	(0.72)%	1.13%
Class B	0.48%	1.00%	0.99%	0.13%	2.60%	(0.72)%	1.88%
Class C	0.48%	1.00%	0.99%	0.13%	2.60%	(0.72)%	1.88%
Class M	0.48%	0.50%	0.99%	0.13%	2.10%	(0.72)%	1.38%
Class R	0.48%	0.50%	0.99%	0.13%	2.10%	(0.72)%	1.38%
Class Y	0.48%	0.00%	0.99%	0.13%	1.60%	(0.72)%	0.88%

* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** Management fees are calculated based on the assets of the fund (excluding assets invested in other Putnam funds, except Putnam Money Market Liquidity Fund). Reflects Putnam Management’s contractual obligations to limit certain fund expenses through at least June 30, 2012. One obligation excludes brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses. The other obligation excludes brokerage, interest, taxes, investment-related expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans. These obligations may be modified or discontinued only with approval of the Board of Trustees.

**** Other expenses are based on estimated amounts for the current fiscal year.

***** Acquired fund fees and expenses include projected net expenses of the underlying fund and assume the fund’s typical allocations to the underlying fund described in Investments, risks and performance — Investments below.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$511	$891	$1,296	$2,426
Class B	$691	$1,040	$1,516	$2,697
Class B (no redemption)	$191	$740	$1,316	$2,697
Class C	$291	$740	$1,316	$2,881
Class C (no redemption)	$191	$740	$1,316	$2,881
Class M	$461	$894	$1,353	$2,622
Class R	$140	$588	$1,063	$2,374
Class Y	$90	$434	$803	$1,839

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Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 72%.

Investments, risks and performance

Investments

The fund’s asset allocation strategy may be attractive to investors in or near retirement, or who otherwise intend to make periodic withdrawals of their investment in the near future. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations between fixed income and equity investments from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of potential allocation for fixed income and equity investments are shown below.

Class	Strategic Allocation	Range

Fixed Income	60%	50-95%
Equity	40%	5-50%

We invest mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 700 Fund, which is a Putnam mutual fund we refer to as the underlying fund. We may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. We also invest in other fixed income securities, such as mortgage-backed investments. We also invest, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. We may consider, among other factors, credit, interest rate, and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments, and, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, which may include common or preferred stocks. We may also select other investments that do not fall within these asset classes. We may also use to a significant extent derivatives, such as futures, options, warrants, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The typical allocation and the range of allowable allocation of the fund’s assets in the underlying fund that we currently expect are shown below.

Underlying fund	Permitted investments	Typical allocation	Range

Putnam Absolute	Equities, fixed income, alternative	10%	0-25%
Return 700 Fund	investments, derivatives

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For purposes of measuring the fund’s allocations to fixed income and equity investments, we regard Putnam Absolute Return 700 Fund as an equity investment. The fund’s remaining assets are invested in other securities, as described above.

Risks

It is important to understand that you can lose money by investing in the fund. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement.

The fund and the underlying fund bear the following risks. The prices of stocks and bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. These risks are usually greater for small and midsize companies. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. International investments, particularly emerging market investments, can be illiquid. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest rate risk, which means the prices of bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payments of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds which may be considered speculative. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories and the underlying fund may hurt performance. Our use of derivatives may increase these risks by, for example, increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile

The fund is one of a suite of three Putnam Retirement Income Lifestyle Funds designed to offer a choice of potential risk/return profiles for investors in or near retirement or otherwise seeking an investment for use with a periodic withdrawal program. Investors are encouraged to seek the assistance of a financial advisor in selecting a Putnam Retirement Income Lifestyle Fund and in developing a periodic withdrawal program that is appropriate to their personal investment goals and financial circumstances. The fund makes no representations regarding its suitability for any particular investor or periodic withdrawal program. Investors should understand that pursuing higher returns may involve higher volatility and that a fund’s performance results may not be sustainable.

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Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com. For the periods presented, the fund did not invest in the underlying fund; had it done so, results may have differed.

Average annual total returns after sales charges
(for periods ending 12/31/10)

			Since inception
Share class	1 year	5 years	(9/13/04)

Class A before taxes	3.68%	2.77%	3.52%
Class A after taxes on distributions	2.80%	1.02%	1.86%
Class A after taxes on distributions and
sale of fund shares	2.55%	1.36%	2.06%
Class B before taxes	4.30%	2.90%	3.72%
Class C before taxes	8.30%	3.23%	3.72%
Class M before taxes	5.81%	2.77%	3.40%
Class R before taxes	9.76%	3.77%	4.27%
Class Y before taxes	10.33%	4.26%	4.72%
Barclays Capital U.S. Aggregate Bond
Index (no deduction for fees, expenses or taxes)	6.54%	5.80%	5.17%
S&P 500 Index (no deduction for fees,
expenses or taxes)	15.06%	2.29%	3.88%
Russell 3000 Index (no deduction for fees,
expenses or taxes)	16.93%	2.74%	4.60%
Putnam Income Strategies Blended
Index (no deduction for fees, expenses or taxes)	9.49%	5.36%	5.31%

The Putnam Income Strategies Blended Index is an unmanaged index administered by Putnam Management, 75% of which is the Barclays Capital U.S. Aggregate Bond Index and 25% of which is the Russell 3000 Index. As of 6/16/11, the S&P 500 Index replaced the Russell 3000 Index and the Putnam Income Strategies Blended Index was removed as an additional custom benchmark for this fund, to be consistent with the secondary benchmark of the other two funds in the Putnam Retirement Income Fund Lifestyle suite.

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After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jeffrey Knight, Head of Global Asset Allocation, portfolio manager of the fund since 2004

Robert Kea, Portfolio Manager, portfolio manager of the fund since 2004

Joshua Kutin, Portfolio Manager, portfolio manager of the fund since 2011

Robert Schoen, Portfolio Manager, portfolio manager of the fund since 2004

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP103 267936 6/11 Putnam Retail Management